                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported)    April 15, 1999
                                                           --------------

                    Partners First Receivables Funding, LLC
                    ---------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                    Partners First Credit Card Master Trust
                    ---------------------------------------
                    (Issuer with respect to the Securities)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


     333-29495 and 333-29495-01                  52-2072056
     --------------------------     ------------------------------------
     (Commission File Numbers)      (I.R.S. Employer Identification No.)

                                  410-855-8600
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)



                                            Index to Exhibits appears at page 4.

Item 5.  Other Events.

         On March 14, 1999, BankBoston Corporation ("BankBoston"), the indirect owner of 19% of the common equity units of the Servicer, entered into an Agreement and Plan of Merger with Fleet Financial Group, Inc. ("Fleet"), pursuant to which BankBoston will, upon satisfaction of certain conditions, be merged with and into Fleet. BankBoston is the parent company of BankBoston
(NH), N.A., the financial institution which originates receivables for conveyance to the Partners First Credit Card Master Trust.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit No.    Document Description
-----------    --------------------

20             Monthly Servicer's Certificate.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                             (Registrant)



Dates:  April 15, 1999          By:  /s/ Mark J. Norwicz
                                     -------------------
                                     Name:  Mark J. Norwicz
                                     Title:  Treasurer



                                PARTNERS FIRST CREDIT CARD MASTER TRUST
                                            (Co-Registrant)



Dates:  April 15, 1999          By:  PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                       (Originator of the Co-Registrant)



                                     /s/ Mark J. Norwicz
                                     -------------------
                                     Name:  Mark J. Norwicz
                                     Title:  Treasurer

                                  EXHIBIT 20:
                        Monthly Servicer's Certificate

A. Trust Level Activity
         Number of Days in Collection Period                                                                                31
         Beginning Principal Receivables Balance                                                              1,815,384,358.97
         Beginning Special Funding Account Balance                                                                        0.00
         Beginning Principal Receivables + SFA Balance                                                        1,815,384,358.97
         Special Funding Account Earnings                                                                                 0.00
         Finance Charge Collections                                                                              32,743,670.68
         Interchange Collections                                                                                  1,660,956.73
         Interchange Rate                                                                                                 1.32%
         Collection Account Investment Proceeds                                                                      41,754.86
         Recoveries treated as Finance Charge Collections                                                                 0.00
         Total Finance Charge Receivables Collections                                                            34,446,382.27
         Principal Receivables Collections                                                                      196,989,497.29
         Recoveries treated as Principal Collections                                                                912,488.39
         Total Principal Receivables Collections                                                                197,901,985.68
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                           13.09%
         Defaulted Amount (Net of Recoveries)                                                                    11,836,679.59
         Annualized Default Rate                                                                                          7.82%
         Trust Portfolio Yield                                                                                           22.77%
         New Principal Receivables                                                                              128,442,290.88
         Aggregate Account Addition or Removal (Y/N)?                                                                        n
         Date of Addition/Removal                                                                                          n/a
         Principal Receivables at the end of the day of Addition/Removal                                                   n/a
         SFA Balance at the end of the day of Addition/Removal                                                             n/a
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                     n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                     n/a
         Ending Principal Receivables Balance                                                                 1,733,828,151.72
         Ending Special Funding Account (SFA) Balance                                                                     0.00
         Ending Principal Receivables + SFA Balance                                                           1,733,828,151.72
         Required Minimum Principal Balance                                                                   1,712,000,000.00
         Transferor Percentage                                                                                            8.36%

B. Series Allocations

                                                               Total                    1998-2                  1998-3
         Group                                                                          1                       1
         Class A Invested Amount                                                        528,000,000.00          528,000,000.00
         Class B Invested Amount                                                        113,000,000.00          113,000,000.00
         Collateral Invested Amount                                                      67,000,000.00           67,000,000.00
         Class D Invested Amount                                                         42,000,000.00           42,000,000.00
         Total Invested Amount                                 1,600,000,000.00         750,000,000.00          750,000,000.00
         Required Transferor Amount                              112,000,000.00          52,500,000.00           52,500,000.00
         Invested Amount + Req Transf Amount                   1,712,000,000.00         802,500,000.00          802,500,000.00
         Series Allocation Percentage                                    100.00%                 46.88%                  46.88%
         Series Allocable Finance Charge Collections                                     16,146,741.69           16,146,741.69
         Series Allocable Principal Collections                                          92,766,555.79           92,766,555.79
         Series Allocable Defaulted Amounts                                               5,548,443.56            5,548,443.56
         Series Allocable Servicing Fee                                                   1,250,000.00            1,250,000.00
         In Revolving Period?                                                                       Y                        Y
         Available for Shared Principal Collections              173,301,040.27          86,650,520.14           86,650,520.14
         Principal Shortfall                                     100,000,000.00                   0.00                    0.00
         Allocation of Shared Principal Collections              173,301,040.27                   0.00                    0.00
         FC Available for other Excess Allocation Series          11,816,289.96           5,578,484.00            5,578,484.00
         Finance Charge Shortfall                                          0.00                   0.00                    0.00
         Allocation of Excess Finance Charge Collections                   0.00                   0.00                    0.00

B. Series Allocations

         Amounts Due                                                                      1998-2                  1998-3
                          Principal Allocation Percentage                                       88.14%                  88.14%
                          Floating Allocation Percentage                                        88.14%                  88.14%
                          Class A Certificate Rate                                               5.039%                  5.069%
                          Class B Certificate Rate                                               5.249%                  5.299%
                          CIA Certificate Rate                                                   5.814%                  5.914%
                          Class D Certificate Rate                                               0.000%                  0.000%
                          Class A Interest                                                2,290,951.67            2,304,591.67
                          Class B Interest                                                  510,732.53              515,597.81
                          Collateral Monthly Interest                                       335,421.08              341,190.52
                          Class D Interest                                                        0.00                    0.00
                          Investor Monthly Interest                                       3,137,105.28            3,161,380.00
                          Investor Default Amount (Net of Recoveries)                     4,890,154.34            4,890,154.34
                          Interchange Collections                                           686,200.44              686,200.44
                          0.75% of Interchange                                              468,750.00              468,750.00
                          Servicer Interchange                                              468,750.00              468,750.00
                          Monthly Servicing Fee (Before Adjustments)                      1,250,000.00            1,250,000.00
                              Interchange Adjustment                                              0.00                    0.00
                              SFA Adjustment                                                      0.00                    0.00
                          Monthly Servicing Fee (After Adjustments)                       1,250,000.00            1,250,000.00

C. Group 1 Allocations

                                                               Total                    1998-2                  1998-3
         Adjusted Invested Amount for Series                   1,500,000,000.00         750,000,000.00          750,000,000.00
         Principal Collections                                   163,520,731.60          81,760,365.80           81,760,365.80
         Finance Charge Collections                               28,462,057.16          14,231,028.58           14,231,028.58
         Investor Monthly Interest                                 6,298,485.28           3,137,105.28            3,161,380.00
         Investor Default Amount                                   9,780,308.67           4,890,154.34            4,890,154.34
         Monthly Servicing Fee                                     2,500,000.00           1,250,000.00            1,250,000.00
         Total Amount Due                                         18,578,793.95           9,277,259.61            9,301,534.34
         Excess Before Reallocation                                9,883,263.22           4,953,768.97            4,929,494.25
         Reallocation of Finance Charge Collections                                         -12,137.36               12,137.36
         Dollars of Excess Spread                                  9,883,263.22           4,941,631.61            4,941,631.61
         Percentage Excess Spread                                          7.91%                  7.91%                   7.91%
         Reallocated Finance Charge Collections                   28,462,057.16          14,218,891.22           14,243,165.94

D. Trust Performance

         30-59 Days Delinquent                         31,867,877.97
         60-89 Days Delinquent                         20,955,920.69
         90+ Days Delinquent                           45,294,160.50
         Total 30+ Days Delinquent                     98,117,959.16


         PARTNERS FIRST HOLDINGS, LLC
             as Servicer

         by /s/ Mark Norwicz
            ----------------
            Name:  Mark Norwicz
            Title:  Treasurer

                                Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                     15-Mar-99
Current Payment Date                  15-Apr-99
Actual / 360 Days                        31                  31                   31                  31
30 / 360 Days                            30                  30                   30                  30
Fixed / Floating                      Floating            Floating             Floating            Floating


                                         Class A            Class B             Collateral Invested  Class D              Total
                                                                                    Amount
Certificate Rate                                  5.039%             5.249%                 5.814%           0.000%
Initial Balance                          528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00  750,000,000.00
Required Transferor Amount                                                                                           52,500,000.00
Total Initial Amount                                                                                                802,500,000.00

Beginning Outstanding Amount             528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00  750,000,000.00
Ending Outstanding Amount                528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00  750,000,000.00

Beginning Invested Amount                528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00  750,000,000.00
Ending Invested Amount                   528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount       528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount          528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00  750,000,000.00

Principal Allocation Percentage                   70.40%             15.07%                  8.93%            5.60%         100.00%
Floating Allocation Percentage                    70.40%             15.07%                  8.93%            5.60%         100.00%
Principal Collections                     57,559,297.52      12,318,561.78           7,303,926.01     4,578,580.48   81,760,365.80
Realloc Finance Charge Collections        10,010,099.42       2,142,312.94           1,270,220.95       796,257.91   14,218,891.22
YSA Draw                                                                                                                625,000.00
YSA Investment Proceeds                                                                                                  11,852.39
Realloc Finance Charge plus YSA Draw      10,458,443.50       2,238,265.37           1,327,113.10       831,921.64   14,855,743.61
Monthly Interest                           2,290,951.67         510,732.53             335,421.08             0.00    3,137,105.28
Investor Default Amount (Net)              3,442,668.65         736,783.25             436,853.79       273,848.64    4,890,154.34
Monthly Servicing Fee                        880,000.00         188,333.33             111,666.67        70,000.00    1,250,000.00
Total Due                                  6,613,620.32       1,435,849.12             883,941.53       343,848.64    9,277,259.61

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           14,855,743.61
Series Adjusted Portfolio Yield                                                                                              15.94%
Base Rate                                                                                                                     6.86%

Series Parameters


                         Revolving Period (Y/N)                                               Y
                         Accumulation Period (Y/N)                                            N
                         Early Amortization (Y/N)                                             N
                         Controlled Accumulation Period                                     12.00
                         Holdings is Servicer                                                 Y
                         Paydown Excess CIA (Y/N)                                             Y
                         Paydown Excess Class D (Y/N)                                         Y
                         Controlled Accumulation Amount                                       53,416,666.67
                         Controlled Deposit Amount                                            53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                   0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                   0.00
                         Principal Funding Account Deposit                                             0.00
                         Ending Principal Funding Account Balance                                      0.00
                         Principal Funding Investment Proceeds                                         0.00

                         Yield Supplement Account Beginning Balance                            2,500,000.00
                         Yield Supplement Account Release                                        625,000.00
                         Yield Supplement Account Ending Balance                               1,875,000.00

                         Reserve Account Beginning Balance                                             0.00
                         Required Reserve Account Amount                                               0.00
                         Funds Deposited into Reserve Account                                          0.00
                         Ending Reserve Account Balance                                                0.00

C. Certificate Balances and Distrubutions

                                             Class A            Class B                 CIA              Class D          Total
                Beginning Balance       528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
           Interest Distributions         2,290,951.67         510,732.53             335,421.08             0.00      3,137,105.28
                     PFA Deposits                 0.00                                                                         0.00
          Principal Distributions                 0.00               0.00                   0.00             0.00              0.00
              Total Distributions         2,290,951.67         510,732.53             335,421.08             0.00      3,137,105.28
       Ending Certificate Balance       528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
                      Pool Factor               100.00%            100.00%                100.00%          100.00%
    Total Distribution Per $1,000               4.3389             4.5198                 5.0063           0.0000
 Interest Distribution Per $1,000               4.3389             4.5198                 5.0063           0.0000
Principal Distribution Per $1,000               0.0000             0.0000                 0.0000           0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                      2,290,951.67
                       2 Amount of the distribution in respect of Class A Monthly Interest:                     2,290,951.67
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                 0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                          0.00
                       5 Amount of the distribution in respect of Class A Principal:                                    0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                  0.00
                       2 Amount of Class A Investor Charge-Offs                                                         0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                            0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                   0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                         0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                    510,732.53
                       2 Amount of the distribution in respect of Class B monthly interest:                       510,732.53
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                 0.00
                       4 Amount of the distribution in respect of Class B additional interest:                          0.00
                       5 Amount of the distribution in respect of Class B principal:                                    0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                            0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                           0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                      0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                    0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                 0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                              335,421.08
                       2 Amount distributed in respect of Collateral Monthly Interest:                            335,421.08
                       3 Amount distributed in respect of Collateral Additional Interest:                               0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                            0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                    0.00
                       2 The total amount reimbursed in respect of such reductions in the                               0.00
                         Collateral Invested Amount

J. Finance Charge Shortfall Amount

                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                 14,855,743.61
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)   9,277,259.61
                       3 Spread Account Requirement per Loan Agreement                                                  0.00
                       4 Finance Charge Shortfall                                                                       0.00
                       5 Available for Other Excess Allocation Series                                           5,578,484.00

K. Application of Reallocated Investor Finance Charge Collections.


                                                                Available            Due               Paid           Shortfall
                       1 Allocated Class A Available Funds      10,458,443.50
                         a Reserve Account Release                       0.00
                         b PFA Investment Earnings                       0.00
                         c Class A Available Funds              10,458,443.50

                       2 Class A Available Funds                10,458,443.50
                         a Class A Monthly Interest                                   2,290,951.67     2,290,951.67       0.00
                         b Class A Servicing Fee                                        880,000.00       880,000.00       0.00
                         c Class A Investor Default Amount                            3,442,668.65     3,442,668.65       0.00
                         d Class A Excess                        3,844,823.18

                       3 Class B Available Funds                 2,238,265.37
                         a Class B Monthly Interest                                     510,732.53       510,732.53       0.00
                         b Class B Servicing Fee                                        188,333.33       188,333.33       0.00
                         c Class B Excess                        1,539,199.50

                       4 Collateral Available Funds              1,327,113.10
                         a Collateral Servicing Fee                                     111,666.67       111,666.67       0.00
                         b Collateral Excess                     1,215,446.43

                       5 Class D Available Funds                   831,921.64
                         a Class D Servicing Fee                                         70,000.00        70,000.00       0.00
                         b Class D Excess                          761,921.64

                       6 Total Excess Spread                     7,361,390.76

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                Available               Due               Paid           Shortfall

                       1 Available Excess Spread                7,361,390.76
                       2 Excess Fin Charge Coll                         0.00
                              from Other Series
                       3 Available Funds                        7,361,390.76
                       4 Class A Required Amount Shortfalls                                    0.00             0.00          0.00
                       5 Class B Defaults                                                736,783.25       736,783.25          0.00
                       6 Monthly Servicing Fee Shortfalls                                      0.00             0.00          0.00
                       7 Collateral Monthly Interest                                     335,421.08       335,421.08          0.00
                       8 Collateral Default Amount                                       436,853.79       436,853.79          0.00
                       9 Reserve Account Deposit                                               0.00             0.00          0.00
                      10 Class D Monthly Interest                                              0.00             0.00          0.00
                      11 Class D Default Amount                                          273,848.64       273,848.64          0.00
                      12 Other CIA Amounts Owed                                                0.00             0.00          0.00
                      13 Excess Fin Coll for Other Series                                      0.00             0.00          0.00
                      14 Excess Spread                          5,578,484.00
                      15 Writedowns
                                         a Class A                      0.00
                                         b Class B                      0.00
                                         c CIA                          0.00
                                         d Class D                      0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                                81,760,365.80
                       2 Principal Required to Fund the Required Amount                                0.00
                       3 Shared Principal Collections from other Series                                0.00
                       4 Other Amounts Treated as Principal Collections                        4,890,154.34
                       5 Available Principal Collections                                      86,650,520.14

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                           67,000,000.00
                       2 Required Collateral Invested Amount                                  67,000,000.00
                       3 Amount used to pay Excess CIA                                                 0.00
                       4 Available Principal Collections                                      86,650,520.14

                       5 Class D                                                              42,000,000.00
                       6 Required Class D                                                     42,000,000.00
                       7 Amount used to pay Excess Class D                                             0.00
                       8 Available Principal Collections                                      86,650,520.14

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                       86,650,520.14
                                         a Controlled Deposit Amount                                                    0.00
                                         b Minimum of Avail Prin Coll and CDA                                           0.00
                                         c Controlled Deposit Amount Shortfall                                          0.00
                                         d Amount Deposited in PFA for Class A                                          0.00
                                         e Draw from PFA to pay Class A Principal                                       0.00
                                         f Class A Adjusted Invested Amount                                   528,000,000.00

                       2 Remaining Principal Collections Available                                             86,650,520.14
                                         a Remaining PFA Balance                                                        0.00
                                         b Beginning Class B Outstanding Amount                               113,000,000.00
                                         c Beginning Class B Adjusted Invested Amount                         113,000,000.00
                                         d Amount Deposited in PFA for Class B                                          0.00
                                         e Draw from PFA to pay Class B Principal                                       0.00
                                         f Class B Adjusted Invested Amount                                   113,000,000.00

                       3 Remaining Principal Collections Available                                             86,650,520.14
                                         a Remaining CIA Amount                                                67,000,000.00
                                         b Principal Paid to CIA                                                        0.00
                                         c CIA at the end of the Period                                        67,000,000.00

                       4 Remaining Principal Collections Available                                             86,650,520.14
                                         a Remaining Class D Amount                                            42,000,000.00
                                         b Principal Paid to Class D                                                    0.00
                                         c Class D at the end of the Period                                    42,000,000.00

                         Class A Principal Paid to Investors                                                            0.00
                         Class B Principal Paid to Investors                                                            0.00
                         CIA Principal Paid to Investors                                                                0.00
                         Class D Principal Paid to Investors                                                            0.00
                         Ending Class A Outstanding Amount                                                    528,000,000.00
                         Ending Class B Outstanding Amount                                                    113,000,000.00
                         Ending CIA Outstanding Amount                                                         67,000,000.00
                         Ending Class D Outstanding Amount                                                     42,000,000.00

                       5 Shared Principal Collections                                                          86,650,520.14

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                0.00
                                         a Remaining Class A Adjusted Invested Amount                         528,000,000.00
                                         b Principal Paid to Class A                                                    0.00
                                         c End of Period Class A Adjusted Invested Amount                     528,000,000.00

                       2 Remaining Principal Collections Available                                                      0.00
                                         a Remaining Class B Adjusted Invested Amount                         113,000,000.00
                                         b Principal Paid to Class B                                                    0.00
                                         c End of Period Class B Adjusted Invested Amount                     113,000,000.00

                       3 Remaining Principal Collections Available                                                      0.00
                                         a Remaining Collateral Invested Amount                                67,000,000.00
                                         b Principal Paid to CIA                                                        0.00
                                         c Collateral Invested Amount at the end of the Period                 67,000,000.00

                       4 Remaining Principal Collections Available                                                      0.00
                                         a Remaining Class D Amount                                            42,000,000.00
                                         b Principal Paid to Class D                                                    0.00
                                         c Class D at the end of the Period                                    42,000,000.00


Q. Yield and Base Rate

                       1 Base Rate
                                         a Current Monthly Period                                      6.86%
                                         b Prior Monthly Period                                        6.85%
                                         c Second Prior Monthly Period                                 6.92%

                         Three Month Average Base Rate                                                                  6.88%

                       2 Series Adjusted Portfolio Yield
                                         a Current Monthly Period                                     15.94%
                                         b Prior Monthly Period                                       11.71%
                                         c Second Prior Monthly Period                                12.10%

                         Three Month Average Series Adjusted Portfolio Yield                                           13.25%

                       3 Excess Spread
                                         a Current Monthly Period                                      9.09%
                                         b Prior Monthly Period                                        4.86%
                                         c Second Prior Monthly Period                                 5.18%

                         Three Month Average Excess Spread                                                              6.37%

                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                               15-Mar-99
Current Payment Date                            15-Apr-99
Actual / 360 Days                                   31                 31                     31                    31
30 / 360 Days                                       30                 30                     30                    30
Fixed / Floating                                 Floating           Floating               Floating              Floating

                                                                               Collateral Invested
                                            Class A             Class B                Amount       Class D             Total
Certificate Rate                                   5.069%              5.299%               5.914%           0.000%
Initial Balance                          528,000,000.00      113,000,000.00        67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                           52,500,000.00
Total Initial Amount                                                                                                802,500,000.00

Beginning Outstanding Amount             528,000,000.00      113,000,000.00        67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount                528,000,000.00      113,000,000.00        67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount                528,000,000.00      113,000,000.00        67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                   528,000,000.00      113,000,000.00        67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount       528,000,000.00      113,000,000.00        67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount          528,000,000.00      113,000,000.00        67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage                   70.40%              15.07%                8.93%            5.60%          100.00%
Floating Allocation Percentage                    70.40%              15.07%                8.93%            5.60%          100.00%
Principal Collections                     57,559,297.52       12,318,561.78         7,303,926.01     4,578,580.48    81,760,365.80
Realloc Finance Charge Collections        10,027,188.82        2,145,970.34         1,272,389.49       797,617.29    14,243,165.94
YSA Draw                                                                                                                625,000.00
YSA Investment Proceeds                                                                                                  11,852.39
Realloc Finance Charge plus YSA Draw      10,475,532.91        2,241,922.76         1,329,281.64       833,281.03    14,880,018.33
Monthly Interest                           2,304,591.67          515,597.81           341,190.52             0.00     3,161,380.00
Investor Default Amount (Net)              3,442,668.65          736,783.25           436,853.79       273,848.64     4,890,154.34
Monthly Servicing Fee                        880,000.00          188,333.33           111,666.67        70,000.00     1,250,000.00
Total Due                                  6,627,260.32        1,440,714.40           889,710.97       343,848.64     9,301,534.34

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           14,880,018.33
Series Adjusted Portfolio Yield                                                                                              15.98%
Base Rate                                                                                                                     6.90%

Series Parameters

                         Revolving Period (Y/N)                                                   Y
                         Accumulation Period (Y/N)                                                N
                         Early Amortization (Y/N)                                                 N
                         Controlled Accumulation Period                                         12.00
                         Holdings is Servicer                                                     Y
                         Paydown Excess CIA (Y/N)                                                 Y
                         Paydown Excess Class D (Y/N)                                             Y
                         Controlled Accumulation Amount                                           53,416,666.67
                         Controlled Deposit Amount                                                53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                       0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                       0.00
                         Principal Funding Account Deposit                                                 0.00
                         Ending Principal Funding Account Balance                                          0.00
                         Principal Funding Investment Proceeds                                             0.00

                         Yield Supplement Account Beginning Balance                                2,500,000.00
                         Yield Supplement Account Release                                            625,000.00
                         Yield Supplement Account Ending Balance                                   1,875,000.00

                         Reserve Account Beginning Balance                                                 0.00
                         Required Reserve Account Amount                                                   0.00
                         Funds Deposited into Reserve Account                                              0.00
                         Ending Reserve Account Balance                                                    0.00

C. Certificate Balances and Distrubutions

                                        Class A             Class B            CIA                Class D            Total
                Beginning Balance   528,000,000.00      113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
           Interest Distributions     2,304,591.67          515,597.81          341,190.52             0.00     3,161,380.00
                     PFA Deposits             0.00                                                                      0.00
          Principal Distributions             0.00                0.00                0.00             0.00             0.00
              Total Distributions     2,304,591.67          515,597.81          341,190.52             0.00     3,161,380.00
       Ending Certificate Balance   528,000,000.00      113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
                      Pool Factor           100.00%             100.00%             100.00%          100.00%
    Total Distribution Per $1,000           4.3648              4.5628              5.0924           0.0000
 Interest Distribution Per $1,000           4.3648              4.5628              5.0924           0.0000
Principal Distribution Per $1,000           0.0000              0.0000              0.0000           0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                          2,304,591.67
                       2 Amount of the distribution in respect of Class A Monthly Interest:                         2,304,591.67
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                     0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                              0.00
                       5 Amount of the distribution in respect of Class A Principal:                                        0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                      0.00
                       2 Amount of Class A Investor Charge-Offs                                                             0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                       0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                             0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                        515,597.81
                       2 Amount of the distribution in respect of Class B monthly interest:                           515,597.81
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                     0.00
                       4 Amount of the distribution in respect of Class B additional interest:                              0.00
                       5 Amount of the distribution in respect of Class B principal:                                        0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                                0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                               0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                          0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                        0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                     0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                      after giving effect to all transactions on such Distribution Dates:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                                  341,190.52
                       2 Amount distributed in respect of Collateral Monthly Interest:                                341,190.52
                       3 Amount distributed in respect of Collateral Additional Interest:                                   0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                                0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                        0.00
                       2 The total amount reimbursed in respect of such reductions in the                                   0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount

                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                     14,880,018.33
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)       9,301,534.34
                       3 Spread Account Requirement per Loan Agreement                                                      0.00
                       4 Finance Charge Shortfall                                                                           0.00
                       5 Available for Other Excess Allocation Series                                               5,578,484.00

K. Application of Reallocated Investor Finance Charge Collections.


                                                                Available          Due              Paid               Shortfall
                       1 Allocated Class A Available Funds      10,475,532.91
                         a Reserve Account Release                       0.00
                         b PFA Investment Earnings                       0.00
                         c Class A Available Funds              10,475,532.91

                       2 Class A Available Funds                10,475,532.91
                         a Class A Monthly Interest                                2,304,591.67     2,304,591.67             0.00
                         b Class A Servicing Fee                                     880,000.00       880,000.00             0.00
                         c Class A Investor Default Amount                         3,442,668.65     3,442,668.65             0.00
                         d Class A Excess                        3,848,272.59

                       3 Class B Available Funds                 2,241,922.76
                         a Class B Monthly Interest                                  515,597.81       515,597.81             0.00
                         b Class B Servicing Fee                                     188,333.33       188,333.33             0.00
                         c Class B Excess                        1,537,991.62

                       4 Collateral Available Funds              1,329,281.64
                         a Collateral Servicing Fee                                  111,666.67       111,666.67             0.00
                         b Collateral Excess                     1,217,614.97

                       5 Class D Available Funds                   833,281.03
                         a Class D Servicing Fee                                      70,000.00        70,000.00             0.00
                         b Class D Excess                          763,281.03

                       6 Total Excess Spread                     7,367,160.20

L. Application of Excess Spread and Excess Finance Charge Collections


                                                               Available             Due               Paid             Shortfall
                       1 Available Excess Spread               7,367,160.20
                       2 Excess Fin Charge Coll                        0.00
                              from Other Series
                       3 Available Funds                       7,367,160.20
                       4 Class A Required Amount Shortfalls                                 0.00             0.00             0.00
                       5 Class B Defaults                                             736,783.25       736,783.25             0.00
                       6 Monthly Servicing Fee Shortfalls                                   0.00             0.00             0.00
                       7 Collateral Monthly Interest                                  341,190.52       341,190.52             0.00
                       8 Collateral Default Amount                                    436,853.79       436,853.79             0.00
                       9 Reserve Account Deposit                                            0.00             0.00             0.00
                      10 Class D Monthly Interest                                           0.00             0.00             0.00
                      11 Class D Default Amount                                       273,848.64       273,848.64             0.00
                      12 Other CIA Amounts Owed                                             0.00             0.00             0.00
                      13 Excess Fin Coll for Other Series                                   0.00             0.00             0.00
                      14 Excess Spread                         5,578,484.00
                      15 Writedowns
                                          a Class A                    0.00
                                          b Class B                    0.00
                                          c CIA                        0.00
                                          d Class D                    0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                                    81,760,365.80
                       2 Principal Required to Fund the Required Amount                                    0.00
                       3 Shared Principal Collections from other Series                                    0.00
                       4 Other Amounts Treated as Principal Collections                            4,890,154.34
                       5 Available Principal Collections                                          86,650,520.14

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                               67,000,000.00
                       2 Required Collateral Invested Amount                                      67,000,000.00
                       3 Amount used to pay Excess CIA                                                     0.00
                       4 Available Principal Collections                                          86,650,520.14

                       5 Class D                                                                  42,000,000.00
                       6 Required Class D                                                         42,000,000.00
                       7 Amount used to pay Excess Class D                                                 0.00
                       8 Available Principal Collections                                          86,650,520.14

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                           86,650,520.14
                                          a Controlled Deposit Amount                                                       0.00
                                          b Minimum of Avail Prin Coll and CDA                                              0.00
                                          c Controlled Deposit Amount Shortfall                                             0.00
                                          d Amount Deposited in PFA for Class A                                             0.00
                                          e Draw from PFA to pay Class A Principal                                          0.00
                                          f Class A Adjusted Invested Amount                                      528,000,000.00

                       2 Remaining Principal Collections Available                                                 86,650,520.14
                                          a Remaining PFA Balance                                                           0.00
                                          b Beginning Class B Outstanding Amount                                  113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                            113,000,000.00
                                          d Amount Deposited in PFA for Class B                                             0.00
                                          e Draw from PFA to pay Class B Principal                                          0.00
                                          f Class B Adjusted Invested Amount                                      113,000,000.00

                       3 Remaining Principal Collections Available                                                 86,650,520.14
                                          a Remaining CIA Amount                                                   67,000,000.00
                                          b Principal Paid to CIA                                                           0.00
                                          c CIA at the end of the Period                                           67,000,000.00

                       4 Remaining Principal Collections Available                                                 86,650,520.14
                                          a Remaining Class D Amount                                               42,000,000.00
                                          b Principal Paid to Class D                                                       0.00
                                          c Class D at the end of the Period                                       42,000,000.00

                         Class A Principal Paid to Investors                                                                0.00
                         Class B Principal Paid to Investors                                                                0.00
                         CIA Principal Paid to Investors                                                                    0.00
                         Class D Principal Paid to Investors                                                                0.00
                         Ending Class A Outstanding Amount                                                        528,000,000.00
                         Ending Class B Outstanding Amount                                                        113,000,000.00
                         Ending CIA Outstanding Amount                                                             67,000,000.00
                         Ending Class D Outstanding Amount                                                         42,000,000.00

                       5 Shared Principal Collections                                                              86,650,520.14

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                    0.00
                                          a Remaining Class A Adjusted Invested Amount                            528,000,000.00
                                          b Principal Paid to Class A                                                       0.00
                                          c End of Period Class A Adjusted Invested Amount                        528,000,000.00

                       2 Remaining Principal Collections Available                                                          0.00
                                          a Remaining Class B Adjusted Invested Amount                            113,000,000.00
                                          b Principal Paid to Class B                                                       0.00
                                          c End of Period Class B Adjusted Invested Amount                        113,000,000.00

                       3 Remaining Principal Collections Available                                                          0.00
                                          a Remaining Collateral Invested Amount                                   67,000,000.00
                                          b Principal Paid to CIA                                                           0.00
                                          c Collateral Invested Amount at the end of the Period                    67,000,000.00

                       4 Remaining Principal Collections Available                                                          0.00
                                          a Remaining Class D Amount                                               42,000,000.00
                                          b Principal Paid to Class D                                                       0.00
                                          c Class D at the end of the Period                                       42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                         6.90%
                                          b Prior Monthly Period                                           6.89%
                                          c Second Prior Monthly Period                                    6.95%

                         Three Month Average Base Rate                                                                      6.91%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                        15.98%
                                          b Prior Monthly Period                                          11.74%
                                          c Second Prior Monthly Period                                   12.14%

                         Three Month Average Series Adjusted Portfolio Yield                                               13.29%

                       3 Excess Spread
                                          a Current Monthly Period                                         9.09%
                                          b Prior Monthly Period                                           4.85%
                                          c Second Prior Monthly Period                                    5.18%

                         Three Month Average Excess Spread                                                                  6.37%